November 2, 1994



Securities and Exchange Commission
450 Fifth Street
Room 3119
Washington, DC   20549

Gentlemen:

Pursuant to the provisions of Section 15(d) of the Securities
Exchange Act of 1934, submitted herewith is the Company's Form
8-K dated October 31, 1994.

This filing is being effected by direct transmission to the Commission's EDGAR System.

Very truly yours,

/s/  Carole L. Root

Carole L. Root
Assistant Corporate Secretary